SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                          FRANKLIN MULTI INCOME TRUST
                (Name of Registrant as Specified in its Charter)

                          FRANKLIN MULTI INCOME TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:





                           FRANKLIN MULTI-INCOME TRUST
                        IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about your Fund's annual shareholders' meeting scheduled for Tuesday, September 10, 2002 at 2:00 p.m. Pacific time. These materials discuss the Proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, your proxy will be voted in accordance with the Trustees' recommendation on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).



                          TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.



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                           FRANKLIN MULTI-INCOME TRUST
                  NOTICE OF 2002 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting (the "Meeting") of Franklin Multi-Income Trust (the "Fund") will be held at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, on Tuesday, September 10, 2002 at 2:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

o The election of Frank H. Abbott, III, Harris J. Ashton, and
  Gordon S. Macklin as Trustees of the Fund.

The Board of Trustees has fixed July 2, 2002, as the record date for the determination of shareholders entitled to vote at the Meeting.


                                 By Order of the Board of Trustees,
                                 Murray L. Simpson
                                 SECRETARY

San Mateo, California
Dated: July 31, 2002








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     PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
             ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------


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                           FRANKLIN MULTI-INCOME TRUST

                                 PROXY STATEMENT

INFORMATION ABOUT VOTING:

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 2, 2002 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about July 31, 2002.

ON WHAT ISSUE AM I BEING ASKED TO VOTE?

You are being asked to vote on one Proposal:

o To elect three nominees to the position of Trustee.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote FOR the election of the three nominees as Trustees.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Trustee.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

THE PROPOSAL: ELECTION OF TRUSTEES

HOW ARE NOMINEES SELECTED?

The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating Committee (the "Committee") consisting of Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin, Chairman, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended. Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustee of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF TRUSTEES?

The Board of Trustees (the "Board") is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of three Trustees expire. Frank H. Abbott, III, Harris J. Ashton, and Gordon S. Macklin have been nominated for three-year terms, set to expire at the 2005 Annual Shareholders' Meeting. These terms continue, however, until successors are duly elected and qualified to serve. All of the nominees are currently members of the Board. In addition, all of the current nominees and the Trustees are also directors and/or trustees of other investment companies in Franklin Templeton Investments.

Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.7% and 14.6%, respectively, of its outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to Franklin Templeton Investments. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board and Trustee of the Fund, and Rupert H. Johnson, Jr., Senior Vice President and Trustee of the Fund, who are brothers, are the father and uncle, respectively, of Charles E. Johnson, Vice President of the Fund, and Gregory E. Johnson, Vice President of the Fund.

Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy card will vote in their discretion for another person or persons who may be nominated as Trustees.

Listed below, for each nominee and Trustee, is a brief description of recent professional experience, ownership of shares of the Fund and shares of all funds in Franklin Templeton Investments.


NOMINEES FOR INDEPENDENT TRUSTEE TO SERVE UNTIL 2005 ANNUAL SHAREHOLDERS'
MEETING:

-------------------------------------------------------------------------------
                                               NUMBER
                                                OF
                                              PORTFOLIOS
                                              IN FUND
                                              COMPLEX
                               LENGTH         OVERSEEN              OTHER
 NAME, AGE                     OF TIME        BY BOARD         DIRECTORSHIPS
AND ADDRESS       POSITION     SERVED         MEMBER*             HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK H.          Trustee      Since            105            None
ABBOTT, III                    1989
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HARRIS J.         Trustee      Since            133            Director, RBC
ASHTON (70)                    1989                            Holdings, Inc.
One Franklin                                                   (bank holding
Parkway                                                        company) and
San Mateo,                                                     Bar-S Foods
CA 94403-1906                                                  (meat packing
                                                               company).
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and
FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GORDON S.         Trustee      Since            133            Director, White
MACKLIN (74)                   1992                            Mountains
One Franklin                                                   Insurance Group,
Parkway                                                        Ltd. (holding
San Mateo,                                                     company); Martek
CA 94403-1906                                                  Biosciences
                                                               Corporation;
                                                               WorldCom, Inc.
                                                               (communications
                                                               services);
                                                               MedImmune, Inc.
                                                               (biotechnology);
                                                               Overstock.com
                                                               (Internet
                                                               services); and
                                                               Spacehab, Inc.
                                                               (aerospace
                                                               services).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------


   INDEPENDENT TRUSTEES SERVING UNTIL 2003 ANNUAL SHAREHOLDERS' MEETING:

-------------------------------------------------------------------------------
                                               NUMBER
                                                OF
                                              PORTFOLIOS
                                              IN FUND
                                              COMPLEX
                               LENGTH         OVERSEEN              OTHER
 NAME, AGE                     OF TIME        BY BOARD         DIRECTORSHIPS
AND ADDRESS       POSITION     SERVED         MEMBER*             HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ROBERT F.         Trustee      Since             41            None
CARLSON (74)                   2000
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S. JOSEPH         Trustee      Since            134            None
FORTUNATO                      1989
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
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FRANK W.T.        Trustee      Since            105            Director, The
LAHAYE (73)                    1989                            California
One Franklin                                                   Center for Land
Parkway                                                        Recycling
San Mateo,                                                     (redevelopment).
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
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INTERESTED TRUSTEES SERVING UNTIL THE 2004 ANNUAL SHAREHOLDERS' MEETING:

-------------------------------------------------------------------------------
                                               NUMBER
                                                OF
                                              PORTFOLIOS
                                              IN FUND
                                              COMPLEX
                               LENGTH         OVERSEEN              OTHER
 NAME, AGE                     OF TIME        BY BOARD         DIRECTORSHIPS
AND ADDRESS       POSITION     SERVED         MEMBER*             HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD B.         Trustee and  Since              8            None
JAMIESON (54)     President    1993
One Franklin
Parkway
San Mateo,
CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer of other subsidiaries of Franklin Resources, Inc. and of 5 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
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**CHARLES B.      Trustee and  Trustee          133            None
JOHNSON (69)      Chairman of  since
One Franklin      the Board    1989
Parkway                        and
San Mateo,                     Chairman
CA 94403-1906                  of the
                               Board
                               since
                               1993
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
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-------------------------------------------------------------------------------
**RUPERT H.       Trustee and  Trustee          117            None
JOHNSON, JR.      Senior Vice  since
(61)              President    1989 and
One Franklin                   Senior
Parkway                        Vice
San Mateo,                     President
CA 94403-1906                  since
                               1992
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward
B. Jamieson is considered an interested person of the Trust under the federal securities laws due to his position as Executive Vice President of Franklin Advisers, Inc., which is the Trust's adviser.


    Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

    The following tables provide the dollar range of the equity securities of the Fund and of funds in Franklin Templeton Investments beneficially owned by the Fund's Trustees as of June 30, 2002.

INDEPENDENT TRUSTEES

                                                       AGGREGATE DOLLAR RANGE OF
                                                       SECURITIES IN ALL FUNDS
                            DOLLAR RANGE OF            OVERSEEN BY THE TRUSTEE
                            EQUITY SECURITIES          IN THE FRANKLIN TEMPLETON
NAME OF TRUSTEE             IN THE FUND                INVESTMENTS FUND COMPLEX
-------------------------------------------------------------------------------
Frank H. Abbott, III            None                       Over $100,000

Harris J. Ashton            $1 - $10,000                   Over $100,000

Robert F. Carlson               None                       Over $100,000

S. Joseph Fortunato         $1 - $10,000                   Over $100,000

Frank W.T. LaHaye           $1 - $10,000                   Over $100,000

Gordon S. Macklin         $10,001 - $50,000                Over $100,000


INTERESTED TRUSTEES

                                                       AGGREGATE DOLLAR RANGE OF
                                                       SECURITIES IN ALL FUNDS
                            DOLLAR RANGE OF            OVERSEEN BY THE TRUSTEE
                            EQUITY SECURITIES          IN THE FRANKLIN TEMPLETON
NAME OF TRUSTEE             IN THE FUND                INVESTMENTS FUND COMPLEX
-------------------------------------------------------------------------------

Edward B. Jamieson              None                       Over $100,000

Charles B. Johnson       $50,001 to $100,000               Over $100,000

Rupert H. Johnson           $1 - $10,000                   Over $100,000


HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund pays the Independent Trustees $60 per month plus $40 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting. Fees payable by the Fund to certain Trustees are subject to reduction resulting from fee caps adopted by the boards in Franklin Templeton Investments limiting the total amount of fees payable to trustees who serve on other boards within Franklin Templeton Investments.

During the fiscal year ended March 31, 2002, there were 10 meetings of the Board, three meetings of the Audit Committee, and one meeting of the Nominating Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board. There was 100% attendance at two of the meetings of the Audit Committee and a quorum was present at the third meeting of the Audit Committee. There was 100% attendance at the meeting of the Nominating Committee.

Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from Franklin Templeton Investments by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                             NUMBER OF BOARDS
                                          TOTAL FEES         WITHIN FRANKLIN
                          AGGREGATE       RECEIVED FROM      TEMPLETON
                          COMPENSATION    FRANKLIN           INVESTMENTS ON
                          FROM THE        TEMPLETON          WHICH EACH TRUSTEE
   NAME OF TRUSTEE        FUND*           INVESTMENTS**      SERVES***
-------------------------------------------------------------------------------
Frank H. Abbott, III     $2,992            $163,675               28
Harris J. Ashton            940             353,221               48
Robert F. Carlson         3,160              93,240               12
S. Joseph Fortunato         880             352,380               49
Frank W.T. LaHaye         2,992             154,197               28
Gordon S. Macklin           940             353,221               48

*For the fiscal year ended March 31, 2002.
**For the calendar year ended December 31, 2001.
***We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

The table above indicates the total fees paid to Independent Trustees by the Fund individually and then by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.


WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?


Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience.


                                                      LENGTH
 NAME, AGE                                           OF TIME
 AND ADDRESS                 POSITION                 SERVED
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**CHARLES B.                 Trustee and              Trustee
JOHNSON                      Chairman of              since
                             the Board                1989 and
                                                      Chairman
                                                      of the
                                                      Board
                                                      since
                                                      1993
-------------------------------------------------------------------------------
Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD B.                    Trustee and              Since
JAMIESON                     President                1993
-------------------------------------------------------------------------------
Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Edward B. Jamieson.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RUPERT H.                    Trustee and              Trustee
JOHNSON, JR.                 Senior Vice              since
                             President                1989
                                                      and
                                                      Senior
                                                      Vice
                                                      President
                                                      since
                                                      1992
-------------------------------------------------------------------------------
Please refer to the table "Interested Trustees serving until the 2004 Annual Shareholders' Meeting" for additional information about Mr. Rupert H. Johnson, Jr.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HARMON E.                    Vice                     Since
BURNS (57)                   President                1989
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MARTIN L.                    Vice                     Since
FLANAGAN (42)                President                1995
One Franklin                 and Chief
Parkway                      Financial
San Mateo,                   Officer
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD V.                    Vice                     Since
MCVEY (65)                   President                1989
26335 Carmel
Rancho Blvd.
Carmel, CA
93923
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHARLES E.                   Vice                     Since
JOHNSON (46)                 President                1989
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman
of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GREGORY E.                   Vice                     Since
JOHNSON (41)                 President                1989
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton Distributors, Inc.; President, Franklin Agency, Inc.; Vice President, Franklin Advisers, Inc.; Director, Fiduciary Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MURRAY L.                    Vice                     Since
SIMPSON (65)                 President                2000
One Franklin                 and
Parkway                      Secretary
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BARBARA J.                   Vice                     Since
GREEN (54)                   President                2000
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
DAVID P.                     Vice                     Since
GOSS (55)                    President                2000
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
KIMBERLEY                    Treasurer                Since
MONASTERIO                   and                      2000
(38)                         Principal
One Franklin                 Accounting
Parkway                      Officer
San Mateo,
CA 94403-1906
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PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
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INFORMATION ABOUT THE FUND

THE INVESTMENT MANAGER. The Investment Manager is Franklin Advisers, Inc. ("Advisers"), whose principal address is One Franklin Parkway, San Mateo, California 94403. Advisers is a wholly owned subsidiary of Resources.

THE FUND ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with Advisers, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is a wholly owned subsidiary of Resources.

THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated March 31, 2002, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

PRINCIPAL SHAREHOLDERS. As of July 2, 2002, the Fund had 5,857,600.000 shares outstanding and total net assets of $41,234,994.60. The Fund's shares are listed on the NYSE (symbol: FMI). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of July 2, 2002, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

In addition, to the knowledge of the Fund's management, as of July 2, 2002, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. LaHaye (Chairman), Abbott and Carlson, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

SELECTION OF INDEPENDENT AUDITORS. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended March 31, 2002 were $30,775.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. PwC did not render any services with respect to financial information systems design and implementation during the calendar year ended December 3l, 2002 to the Fund or entities affiliated with the Fund that provide services to the Fund.

ALL OTHER FEES. There were no aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended March 31, 2002.

AUDIT COMMITTEE REPORT. The Fund's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as "Appendix A" to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PWC, the independence of PwC, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2002 for filing with the U.S. Securities and Exchange Commission.

                                 AUDIT COMMITTEE
                                 Frank W.T. LaHaye (Chairman)
                                 Frank H. Abbott, III
                                 Robert F. Carlson

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. Your vote is being solicited by the Board. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute their proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

REQUIRED VOTE. Provided that a quorum is present, the Proposal to elect Trustees requires that the three nominees receiving the greatest number of votes be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Abstentions and broker non-votes will be treated as votes present at the meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal.

ADJOURNMENT. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to elect three trustees, the persons named as proxies may propose one or more adjournments of the Meeting to permit the further solicitation of proxies for a period or periods of not more than 60 days in the aggregate. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in September, 2003. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary no later than April 2, 2003, in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2003 Annual Shareholders' Meeting without including the proposal in the Fund's proxy statement should notify the Fund at the Fund's offices, of such proposal by June 16, 2003. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2003 Annual Shareholders' Meeting may exercise discretionary voting power with respect to any such proposal.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                 By order of the Board of Trustees,
                                 Murray L. Simpson
                                 SECRETARY
Dated: July 31, 2002
San Mateo, California



                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                        FOR FRANKLIN UNIVERSAL TRUST AND
                           FRANKLIN MULTI-INCOME TRUST

1. The Audit Committee for Franklin Multi-Income Trust and Franklin Universal Trust (the "Funds") shall be composed entirely of independent directors and shall consist of not less than three such directors. Independent Directors shall mean non-interested directors/trustees as defined in the Investment Company Act of 1940 (the "Act") and who meet the requirements of Independence provided in Section 303 of Section 3 of the NYSE Listed Company Manual, as set forth in greater detail in Exhibit A hereto. Audit Committee members for each Fund shall be selected by a majority of the Independent Directors of such Fund.

     It shall be a premise of this Charter that the outside auditor for the Fund is ultimately accountable to the Board of Trustees and the audit committee of the Fund.

2.   The purposes of the Audit Committee are:

     (a) to assure that outside auditors have been engaged to review such annual and interim financial statements of the Fund as may from time to time be required to be reviewed by outside auditors by rule of the SEC or of the NYSE;

     (b) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (c) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof;

     (d) to act as a liaison between the Funds' independent auditors and the full Board of Directors; and

     (e) to consider such other matters as may be appropriate in carrying out the above responsibilities and other matters that may be assigned it by the Board.

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. It is also recognized that the Boards of the Funds normally meet on a monthly basis and that actions, including those required of independent directors under the Act, which impact on the integrity of the Funds financial and other operations, may be effected at such Board meetings rather than at meetings of the Audit Committee.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers;

     (a) to recommend to the Board of Trustees, the selection, retention or termination of auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement) and, in connection therewith,

     (b) to evaluate the independence of the auditors, by assuring receipt and review on a periodic basis, of a formal written statement from the outside auditor, delineating all relationships between the auditor and the Fund and its management; by actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. If necessary, by recommending that the Board of Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditor's independence,

     (c) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

     (d) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (e) to review the fee arrangements of the independent auditors as negotiated by management;

     (f) to investigate improprieties or suspected improprieties in fund operations; and

     (g) to report its activities to the full Board and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall have unrestricted access to the Funds' independent accountants as well as the Funds' treasurer and other financial and executive officers of the Funds and management.

5. The Committee shall meet as frequently as circumstances require with at least one meeting being held with the Funds' independent auditors absent the presence of management.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


                                    EXHIBIT A
                    REQUIREMENTS FOR AUDIT COMMITTEE MEMBERS

FINANCIAL LITERACY - Each member of the audit committee shall be financially literate (or become so within a reasonable period time after appointment) as determined by the Fund's Board of Trustees in its business judgment. At least one member of the audit committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

INDEPENDENCE. The following restrictions shall apply to every audit committee member:

   (A) Employees. A director who is an employee (including non-employee executive officers) of the company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the company, the director could serve on the audit committee after three years following the termination of the relationship between the company and the former parent or predecessor.

  (B) Business Relationship. A director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the company, or (ii) who has a direct business relationship with the company (e.g., a consultant) may serve on the audit committee only if the company's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the company, to the director, and, if applicable, to the organization with which the director is affiliated.

  "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the company, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the audit committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the director is affiliated and the company, (2) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the director and the company.

  (C) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of the company's executives serves on that corporation's compensation committee may not serve on the audit committee.

  (D) Immediate Family. A director who is an Immediate Family member of an individual who is an executive officer of the company or any of its affiliates cannot serve on the audit committee until three years following the termination of such employment relationship.

  (E) Notwithstanding the requirements set forth above, one director who is no longer an employee or who is an Immediate Family member of a former executive officer of the company or its affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the audit committee if the company's board of directors determines in its business judgment that membership on the committee by the individual is required by the best
  interests   of the corporation and its shareholders, and the company
  discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

DEFINITIONS

(A) "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

(B) "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

(C) "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.




                                                          MIT PROXY 07/02




                           FRANKLIN MULTI-INCOME TRUST
              ANNUAL SHAREHOLDERS' MEETING - SEPTEMBER 10, 2002


   The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Multi-Income Trust, (the "Company") that the undersigned is entitled to vote at the Franklin Multi-Income Trust Annual Shareholders' Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1907 at 2:00 p.m. Pacific time on September 10, 2002, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the Meeting.

   THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FRANKLIN MULTI-INCOME TRUST. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL VOTE FOR THE PROPOSAL . IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                 CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE                                                        SEE REVERSE
  SIDE                                                                SIDE


[X] Please mark votes as in this example.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL.

      Proposal:  Election of Trustees.


     NOMINEES:  (01) Frank H. Abbott, III, (02) Harris J. Ashton, (03) Gordon S. Macklin

                              FOR                      WITHHOLD
                              ALL     [ ]         [ ]  FROM ALL
                           NOMINEES                    NOMINEES


     [ ]
        --------------------------------------------------------------
        (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above).


                                   MARK HERE IF YOU PLAN TO ATTEND THE MEETING     [ ]
                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]


                                      Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.







Signature: _____________________  Date:__________    Signature:__________________  Date:__________
